UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) March 16, 2023

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2023, the Board of Directors (the “Board”) of Old Republic International Corporation (the “Company”) approved the Old Republic International Corporation 2023 Performance Recognition Plan (“PRP”), and the Compensation Committee (the “Committee”) awarded annual performance-based incentive target awards under the PRP to the named executive officers. Beginning for the performance year 2023, the PRP will succeed the Company’s various Key Employee Performance Recognition Plans as a means of providing short-term cash incentive compensation to the named executive officers and other key employees.
Summary of the 2023 Performance Recognition Plan
The purpose of the PRP is to attract, retain, incentivize and reward eligible employees by providing cash incentive compensation based on satisfaction of specified performance objectives and individual performance. The PRP provides for the Committee to (i) identify employees who will participate in the PRP, (ii) determine the amount of the performance-based award opportunity for a participant for a designated performance period based on specified performance criteria and performance objectives, which may include either objective or subjective criteria that measure performance by the Company, an operating segment or other affiliate and/or a participant’s individual performance; (iii) determine the amounts paid under an award depending on the level of achievement of the applicable weighted performance objectives during the performance period and (iv) designate other terms and conditions of awards. Awards under the PRP will have such vesting and change of control provisions as specified in the award agreement. In general, awards will vest in accordance with the provisions applicable to the 2023 awards described below. Each performance objective will be weighted as against the other performance objectives selected for an award and will specify the percentage that can be earned based on the level of achievement. Each award under the PRP will be calculated by reference to the participant’s target award established by the Committee for the award year equal to a percentage of the participant’s base salary.
The foregoing description of the PRP does not purport to be complete and is qualified in its entirety by reference to the full text of the PRP, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
2023 Performance Targets and Awards under the 2023 Performance Recognition Plan
The performance targets set under awards issued under the PRP to the named executive officers for the 2023 performance period (payable in 2024) are specified as a percentage of base salary earned by the executive during the performance period. However, the amount to be paid to the executive officer will depend on the level of achievement (threshold, objective, or maximum) of each of the 2023 performance objectives based on the weighted percentages applied to the award, as provided in the table below.

Name and Position Performance Objectives(1)	Target Award Percent of Base Salary (%)(2)	Less than threshold – 0% ($)	Threshold – 50% ($)	Objective – 100% ($)	Maximum – 200% ($)
Craig R. Smiddy, President and Chief Executive Officer	165%
$/% change – Net Earned Premiums & Fees (excluding Title and RFIG run-off) (35%)		$0	$267,575	$535,150	$1,070,300
% Underwriting Margin/Combined Ratio (excluding RFIG run-off) (35%)		0	267,575	535,150	1,070,300
Discretionary (30%)		0	229,350	458,700	917,400
Total		0	764,500	1,529,000	3,058,000

Frank J. Sodaro, Senior Vice President and Chief Financial Officer	90%
$/% change – Net Earned Premiums & Fees (excluding Title and RFIG run-off) (35%)		0	88,305	176,610	353,220
% Underwriting Margin/Combined Ratio (excluding RFIG run-off) (35%)		0	88,305	176,610	353,220
Discretionary (30%)		0	75,690	151,380	302,760
Total		0	252,300	504,600	1,009,200

W. Todd Gray, Executive Vice President and Treasurer	130%
$/% change – Net Earned Premiums & Fees (excluding Title and RFIG run-off) (35%)		0	134,073	268,147	536,293
% Underwriting Margin/Combined Ratio (excluding RFIG run-off) (35%)		0	134,073	268,147	536,293
Discretionary (30%)		0	114,920	229,840	459,680
Total		0	383,066	766,134	1,532,266

Stephen J. Oberst, Executive Vice President	130%
$/% change – Net Earned Premiums & Fees (excluding Title and RFIG run-off) (35%)		0	142,567	285,133	570,267
% Underwriting Margin/Combined Ratio (excluding RFIG run-off) (35%)		0	142,567	285,133	570,267
Discretionary (30%)		0	122,200	244,400	488,800
Total		0	407,334	814,666	1,629,334

Rande K. Yeager, Executive Chairman – Title Insurance Group	130%
% Underwriting Margin/Combined Ratio (Title only) (70%)		0	276,640	553,280	1,106,560
Discretionary (30%)		0	118,560	237,120	474,240
Total		0	395,200	790,400	1,580,800

(1)The Performance Period under the 2023 Awards is calendar year 2023. The performance criteria consist of the following (and the weighted percentages noted in the table): (i) $/% change – Net Earned Premiums & Fees, which reflects the change in the amount of net earned premiums and fees earned during the Performance Period as compared to the prior year; (ii) % Underwriting Margin/Combined Ratio, which reflects underwriting margin/combined ratio for the Performance Period; and (iii) discretionary.

Awards will be paid in the tax year following the Performance Period. The executives must be employed by the Company or one of its affiliates on the date of payment to vest in the award. Notwithstanding the foregoing, if an executive dies or becomes disabled during the Performance Period, the executive’s award will vest pro rata. In addition, if the executive is terminated without cause in connection with a change in control, the award will vest in full. The amount actually paid on a vested (or pro rata vested) award is subject to the level of achievement of the Performance Objectives.

(2)Base Salary is defined as the earned base salary during the Performance Period. For illustrative purposes in the table above, the amounts shown in the threshold, objective, and maximum columns are based on the target award percentage of base salary estimated to be earned by the executive for the 2023 year. The actual award payable to each of the named executive officers will be based on the target award percentage of actual base salary earned for the year ended December 31, 2023.
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

10.1    Old Republic International Corporation 2023 Cash Incentive Compensation Plan
10.2    Form of Award Agreement for Old Republic International Corporation 2023 Cash Incentive Plan
104 Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: March 21, 2023	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel